TRADE RECEIVABLES (Tables)	12 Months Ended
Dec. 31, 2022
TRADE RECEIVABLES
Schedule of individually determined to be impaired to a value

USDm	2022	2021	2020
Analysis as of 31 December of trade receivables:
Gross trade receivables:
Not due	122.3	43.4	17.9
Due < 30 days	52.1	17.9	10.8
Due between 30 and 180 days	76.8	23.2	23.7
Due > 180 days	14.2	2.6	12.0
Total gross	265.4	87.1	64.4
Allowance for expected credit loss	5.9	3.1	5.8
Total net	259.5	84.0	58.6

Schedule of movement in provisions for impairment of freight receivables

USDm	2022	2021	2020
Allowance for expected credit loss
Balance as of 01 January	3.1	5.8	3.7
Provisions for the year	3.4	0.7	3.1
Provisions reversed during the year	(0.6)	(3.4)	(1.0)
Balance as of 31 December	5.9	3.1	5.8